                                                                               .
                                                                               .
                                                                               .

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                              424,969.96
        Available Funds:
              Contract Payments due and received in this period                                                       4,336,367.15
              Contract Payments due in prior period(s) and received in this period                                      296,441.97
              Contract Payments received in this period for next period                                                 166,505.04
              Sales, Use and Property Tax, Maintenance, Late Charges                                                    119,940.13
              Prepayment Amounts related to early termination in this period                                          8,184,514.97
              Servicer Advance                                                                                          562,922.18
              Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
              Transfer from Reserve Account                                                                               4,836.06
              Interest earned on Collection Account                                                                       3,978.97
              Interest earned on Affiliated Account                                                                         587.83
              Proceeds from repurchase of Contracts per Contribution and Servicing
                           Agreement Section 5.03                                                                             0.00
              Amounts paid per Contribution and Servicing Agreement Section 7.01
                           (Substituted contract < Predecessor contract)                                                      0.00
              Amounts paid under insurance policies                                                                           0.00
              Any other amounts                                                                                               0.00

                                                                                                                     -------------
        Total Available Funds                                                                                        14,101,064.26
        Less: Amounts to be Retained in Collection Account                                                              479,728.78
                                                                                                                     -------------
        AMOUNT TO BE DISTRIBUTED                                                                                     13,621,335.48
                                                                                                                     =============

        DISTRIBUTION OF FUNDS:
              1.   To Trustee - Fees                                                                                          0.00
              2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                           296,441.97
              3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                        a) Class A1 Principal and Interest                                                                    0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                                0.00
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                       11,007,091.14
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                          518,751.20
                        b) Class B Principal and Interest                                                               196,596.33
                        c) Class C Principal and Interest                                                               393,194.63
                        d) Class D Principal and Interest                                                               263,473.61
                        e) Class E Principal and Interest                                                               339,054.68

              4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                    0.00
              5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   45,739.84
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                 369,670.33
                        c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)         4,836.06
              6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts           124,506.93
              7.   To Servicer, Servicing Fee and other Servicing Compensations                                          61,978.76
                                                                                                                     -------------
        TOTAL FUNDS DISTRIBUTED                                                                                      13,621,335.48
                                                                                                                     =============

                                                                                                                     -------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}      479,728.78
                                                                                                                     =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                    $4,876,395.87
         - Add Investment Earnings                                                                                        4,836.06
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
         - Less Distribution to Certificate Account                                                                       4,836.06
                                                                                                                     --------------
End of period balance                                                                                                $4,876,395.87
                                                                                                                     ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $4,876,395.87
                                                                                                                     ==============

                        DVI RECEIVABLES XIV L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                              128,854,466.41
                  Pool B                                               16,588,053.32
                                                                      --------------
                                                                                           145,442,519.73
Class A Overdue Interest, if any                                                0.00
Class A Monthly Interest - Pool A                                         604,700.65
Class A Monthly Interest - Pool B                                          77,846.02

Class A Overdue Principal, if any                                               0.00
Class A Monthly Principal - Pool A                                     10,044,033.93
Class A Monthly Principal - Pool B                                        799,261.74
                                                                      --------------
                                                                                            10,843,295.67
Ending Principal Balance of the Class A Notes
                  Pool A                                              118,810,432.48
                  Pool B                                               15,788,791.58
                                                                      --------------
                                                                                           ---------------
                                                                                            134,599,224.06
                                                                                           ===============

-----------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000           Ending Principal
Original Face $286,080,000     Original Face $286,080,000           Balance Factor
      $ 2.385859                       $ 37.903019                    47.049505%
-----------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                      0.00
                  Class A2                                                      0.00
                  Class A3                                             38,262,519.73
                  Class A4                                            107,180,000.00

                                                                      --------------

Class A Monthly Interest                                                                     145,442,519.73
                  Class A1 (Actual Number Days/360)                             0.00
                  Class A2                                                      0.00
                  Class A3                                                163,795.47
                  Class A4                                                518,751.20

                                                                      --------------

Class A Monthly Principal
                  Class A1                                                      0.00
                  Class A2                                                      0.00
                  Class A3                                             10,843,295.67
                  Class A4                                                      0.00

                                                                      --------------
                                                                                              10,843,295.67
Ending Principal Balance of the Class A Notes
                  Class A1                                                      0.00
                  Class A2                                                      0.00
                  Class A3                                             27,419,224.06
                  Class A4                                            107,180,000.00

                                                                      --------------
                                                                                             --------------
                                                                                             134,599,224.06
                                                                                             ==============

Class A3

-----------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000           Ending Principal
Original Face $82,500,000      Original Face $82,500,000            Balance Factor
      $ 1.985400                     $ 131.433887                     33.235423%
-----------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                    Pool A                                            2,198,020.81
                    Pool B                                              282,961.76
                                                                      ------------
                                                                                             2,480,982.57

Class B Overdue Interest, if any                                              0.00
Class B Monthly Interest - Pool A                                        10,303.22
Class B Monthly Interest - Pool B                                         1,326.38
Class B Overdue Principal, if any                                             0.00
Class B Monthly Principal - Pool A                                      171,332.79
Class B Monthly Principal - Pool B                                       13,633.94
                                                                      ------------
                                                                                               184,966.73
Ending Principal Balance of the Class B Notes
                    Pool A                                            2,026,688.02
                    Pool B                                              269,327.82
                                                                      ------------
                                                                                             ------------
                                                                                             2,296,015.84
                                                                                             ============

--------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000      Ending Principal
Original Face $4,880,000   Original Face $4,880,000        Balance Factor
     $ 2.383115                   $ 37.903018                47.049505%
--------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                    Pool A                                            4,391,537.52
                    Pool B                                              565,343.69
                                                                      ------------
                                                                                             4,956,881.21

Class C Overdue Interest, if any                                              0.00
Class C Monthly Interest - Pool A                                        20,943.97
Class C Monthly Interest - Pool B                                         2,696.22
Class C Overdue Principal, if any                                             0.00
Class C Monthly Principal - Pool A                                      342,314.50
Class C Monthly Principal - Pool B                                       27,239.94
                                                                      ------------
                                                                                               369,554.44
Ending Principal Balance of the Class C Notes
                    Pool A                                            4,049,223.02
                    Pool B                                              538,103.75
                                                                      ------------
                                                                                             ------------
                                                                                             4,587,326.77
                                                                                             ============

--------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000      Ending Principal
Original Face $9,750,000   Original Face $9,750,000        Balance Factor
      $ 2.424635                  $ 37.903019                47.049505%
--------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                    Pool A                                            2,927,691.63
                    Pool B                                              376,895.77
                                                                      ------------
                                                                                             3,304,587.40

Class D Overdue Interest, if any                                              0.00
Class D Monthly Interest - Pool A                                        15,153.24
Class D Monthly Interest - Pool B                                         1,950.75
Class D Overdue Principal, if any                                             0.00
Class D Monthly Principal - Pool A                                      228,209.66
Class D Monthly Principal - Pool B                                       18,159.96
                                                                      ------------
                                                                                               246,369.62
Ending Principal Balance of the Class D Notes
                    Pool A                                            2,699,481.97
                    Pool B                                              358,735.81
                                                                      ------------
                                                                                             ------------
                                                                                             3,058,217.78
                                                                                             ============

--------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000      Ending Principal
Original Face $6,500,000   Original Face $6,500,000        Balance Factor
   $ 2.631383                   $ 37.903018                  47.049504%
--------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                    Pool A                                            3,661,866.66
                    Pool B                                              471,409.67
                                                                      ------------
                                                                                             4,133,276.33

Class E Overdue Interest, if any                                              0.00
Class E Monthly Interest - Pool A                                        27,378.56
Class E Monthly Interest - Pool B                                         3,524.57
Class E Overdue Principal, if any                                             0.00
Class E Monthly Principal - Pool A                                      285,437.63
Class E Monthly Principal - Pool B                                       22,713.92
                                                                      ------------
                                                                                               308,151.55
Ending Principal Balance of the Class E Notes
                    Pool A                                            3,376,429.03
                    Pool B                                              448,695.75
                                                                      ------------
                                                                                             ------------
                                                                                             3,825,124.78
                                                                                             ============

--------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000      Ending Principal
Original Face $8,130,000   Original Face $8,130,000        Balance Factor
     $ 3.801123                  $ 37.903020                 47.049505%
--------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                    Pool A                                             4,392,914.74
                    Pool B                                               565,520.99
                                                                       ------------
                                                                                              4,958,435.73

Residual Interest - Pool A                                                40,523.21
Residual Interest - Pool B                                                 5,216.63
Residual Principal - Pool A                                              342,421.85
Residual Principal - Pool B                                               27,248.48
                                                                       ------------
                                                                                                369,670.33
Ending Residual Principal Balance
                    Pool A                                             4,050,492.89
                    Pool B                                               538,272.51
                                                                       ------------
                                                                                              ------------
                                                                                              4,588,765.40
                                                                                              ============

X.   PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                              61,978.76
 - Servicer Advances reimbursement                                                            296,441.97
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                            124,506.93
                                                                                              ----------
Total amounts due to Servicer                                                                 482,927.66
                                                                                              ==========

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                             146,426,497.77

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                0.00

         Decline in Aggregate Discounted Contract Balance                                                           11,413,750.35

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                   --------------
            ending of the related Collection Period                                                                135,012,747.42
                                                                                                                   ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                        3,463,909.27

             - Principal portion of Prepayment Amounts                                              7,949,841.08

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                  0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                       0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                0.00

                                                                                                   -------------
                                 Total Decline in Aggregate Discounted Contract Balance            11,413,750.35
                                                                                                   =============

POOL B

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                              18,850,185.17

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                0.00

         Decline in Aggregate Discounted Contract Balance                                                              908,257.98

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          --------------
            ending of the related Collection Period                                                                 17,941,927.19
                                                                                                                   ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments and Servicer Advances                        716,614.55

             - Principal portion of Prepayment Amounts                                             191,643.43

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02         0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                               0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                    0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                             0.00

                                                                                                   ----------
                                 Total Decline in Aggregate Discounted Contract Balance            908,257.98
                                                                                                   ==========

                                                                                                                   --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                  152,954,674.61
                                                                                                                   ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

XIII.    CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A

                                                                                                      Predecessor
                                                                 Discounted       Predecessor          Discounted
Lease #               Lessee Name                               Present Value       Lease #          Present Value
-------------------------------------------                     -------------     -----------       ---------------
3355-004      New Valley Health Group, Inc.                     $1,178,581.83       4424-401        $  1,264,331.32
              Cash                                              $  520,726.22       4424-402        $    434,976.73

                                                                -------------                       ---------------
                                                      Totals:   $1,699,308.05                       $  1,699,308.05

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                            $  1,699,308.05
b) ADCB OF POOL A AT CLOSING DATE                                                                   $272,767,516.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.62%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES               NO     X
                                                                                  --------          ---------

         POOL B

                                                                                                      Predecessor
                                                                 Discounted       Predecessor          Discounted
Lease #               Lessee Name                               Present Value       Lease #          Present Value
--------      -----------------------------                     -------------     -----------       ---------------
                        NONE

                                                                -------------                       ---------------
                                                      Totals:   $        0.00                       $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                            $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                   $ 52,325,540.92
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                 0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES               NO    X
                                                                                  ---------         --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING

                                                                                                                  Predecessor
                                                                          Discounted            Predecessor       Discounted
Lease #    Lessee Name                                                   Present Value            Lease #        Present Value
---------------------------------------------------------                --------------         -----------      ---------------
2707-201   Amber Networks, Inc.                                          $ 1,045,934.66            2041-203      $  3,154,026.34
2707-202   Amber Networks, Inc.                                          $   491,545.72
2708-201   Network Elements, Inc.                                        $ 1,305,725.82
2706-202   Coriolis Networks, Inc.                                       $    90,653.94
2706-207   Coriolis Networks, Inc.                                       $   215,544.48
           Cash                                                          $     4,621.72            2869-001      $  2,037,442.62
3271-002   Durham Diagnostic Imaging                                     $ 2,317,472.63            2769-001      $  2,940,134.55
3702-003   USDL Pittsburgh Inc & USDL Pittsburgh Holding                 $ 2,946,305.69            2770-001      $  3,087,098.20
3714-001   Kaley Imaging, Inc., and KI Holding, Inc.                     $ 1,470,213.52         2002918-002      $     25,199.70
3718-006   USD Dayton, Inc. and USD Dayton Holding, Inc.                 $ 1,893,050.93         2004445-001      $     85,324.68
                                                                                                2002452-001      $     52,617.10
                                                                         --------------                          ---------------
                                                               Totals:   $11,781,069.11                          $ 11,381,843.19

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                    11,381,843.19
b) ADCB OF POOL A AT CLOSING DATE                                                                                $272,767,516.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            4.17%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES               NO     X
                                                                                  ---------         --------

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                  Predecessor
                                                                          Discounted            Predecessor        Discounted
Lease #                   Lessee Name                                    Present Value            Lease #         Present Value
-------    ----------------------------------------------                -------------          -----------      --------------
           None

                                                                         -------------                           --------------
                                                               Totals:   $        0.00                           $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                     $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                                $52,325,540.92
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES              NO     X
                                                                                                ----------       --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 11, 2003

XV.    POOL PERFORMANCE MEASUREMENTS

1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                           TOTAL OUTSTANDING CONTRACTS
This Month                          4,335,170.68         This Month                          152,954,674.61
1 Month Prior                       1,929,417.18         1 Month Prior                       165,276,682.94
2 Months Prior                        469,420.50         2 Months Prior                      174,314,736.17

Total                               6,734,008.36         Total                               492,546,093.72

a) 3 MONTH AVERAGE                  2,244,669.45         b) 3 MONTH AVERAGE                  164,182,031.24

c) a/b                                     1.37%

2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                             Yes                    No      X
                                                                                                ---------------       --------------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                               Yes                    No      X
                                                                                                ---------------       --------------
         B. An Indenture Event of Default has occurred and is then continuing?               Yes                    No      X
                                                                                                ---------------       --------------

4.       Has a Servicer Event of Default occurred?                                           Yes                    No      X
                                                                                                ---------------       --------------

5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                                    Yes                    No      X
                                                                                                ---------------       --------------
         B. Bankruptcy, insolvency, reorganization; default/violation of any
              covenant or obligation not remedied within 90 days?                            Yes                    No      X
                                                                                                ---------------       --------------
         C. As of any Determination date, the sum of all defaulted contracts
              since the Closing date exceeds 6% of the ADCB on the Closing Date?             Yes                    No      X
                                                                                                ---------------       --------------

6.       Aggregate Discounted Contract Balance at Closing Date                      Balance     $325,093,057.74
                                                                                                ---------------


         DELINQUENT LEASE SUMMARY

Days Past Due        Current Pool Balance           # Leases
-------------        --------------------           --------

   31 - 60               2,945,551.22                 34
   61 - 90               1,930,001.92                 11
  91 - 180               4,335,170.68                 15

         Approved By:
         Matthew E. Goldenberg
         Vice President
         Structured Finance and Securitization